Offerings - Offering: 1	Jul. 21, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common stock, par value $0.0001 per share
Amount Registered | shares	45,571,137
Proposed Maximum Offering Price per Unit	0.61
Maximum Aggregate Offering Price	$ 27,798,393.57
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,838.96
Offering Note	Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional shares of common stock, par value $0.0001 per share (“common stock”), of SunPower Inc. (the “Company”) as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Includes up to: (i) 19,300,991 shares of common stock issued by the Company pursuant to separately- and privately-negotiated Exchange Agreements with certain holders of its 12.0% Convertible Senior Notes due 2029, 10.0% Convertible Senior Secured Notes due 2029 and 7.0% Convertible Senior Notes due 2029 in exchange for approximately $10.7 million of cash interest otherwise payable on July 1, 2026, October 1, 2026 and January 1, 2027, and (ii) 26,270,146 shares of common stock issued or issuable by the Company pursuant to the terms of separately- and privately-negotiated OTC Equity Prepaid Forward Transaction Settlement Agreements and related Forward Purchase Agreements.

Estimated solely for the purpose of calculating the registration fee, based on the average of the high and low prices of the shares of Common Stock on the Nasdaq Stock Market on July 20, 2026. This calculation is in accordance with Rule 457(c) of the Securities Act.